================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported) August 21, 2001
                                                     ---------------------------

                             WFN Credit Company, LLC
                World Financial Network Credit Card Master Trust
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    Delaware
--------------------------------------------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


    333-60418, 333-60418-01                              31-1772814
----------------------------------          ------------------------------------
    (COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NO.)


220 West Schrock Road, Westerville, Ohio                    43801
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


                                 (614) 729-5044
--------------------------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                    No Change
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



================================================================================

ITEM 5.  OTHER EVENTS.

         On August 21, 2001, World Financial Network Credit Card Master Note Trust issued $702,000,000 Class A Series 2001-A Asset Backed Notes and $76,500,000 Class B Series 2001-A Asset Backed Notes (collectively, the "Notes") described in a Prospectus Supplement dated August 9, 2001 to Prospectus dated August 9, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.


EXHIBIT
  NO.          DOCUMENT DESCRIPTION
--------       --------------------

(a)            Not applicable
(b)            Not applicable
(c)            Exhibit 1.1  Underwriting Agreement, dated August 1, 2001, among JP Morgan Securities Inc., Representative of the Underwriters, WFN Credit Company, LLC and World Financial Network National Bank
               Exhibit 3.1 Amended and Restated Limited Liability Company Agreement of WFN Credit Company, LLC.
               Exhibit 4.1 Master Indenture, dated as of August 1, 2001, between World Financial Network Credit Card
                            Master Note Trust and BNY Midwest Trust Company
               Exhibit 4.2 Indenture Supplement, dated as of August 21, 2001, between World Financial Network Credit Card Master Note Trust and BNY Midwest Trust Company, including form of World Financial Network Credit Card Master Note Trust Series 2001-A Floating Rate Asset Backed Notes
               Exhibit 4.3  Transfer and Servicing Agreement, dated as of
                            August 1, 2001, between WFN Credit Company, LLC, World Financial Network National Bank and World Financial Network Credit Card Master Note Trust
               Exhibit 4.4 Amended and Restated Trust Agreement, dated as of August 1, 2001, between WFN Credit Company, LLC and Chase Manhattan Bank USA, National
                            Association
               Exhibit 4.5 Administration Agreement, dated as of August 1, 2001, between World Financial Network Credit Card Master Note Trust and World Financial Network National Bank
               Exhibit 4.6 Second Amended and Restated Pooling and Servicing Agreement, dated as of January 17, 1996, amended and restated as of September 17, 1999 and amended and restated a second time as of August 1, 2001, between WFN Credit Company, LLC, World Financial Network National Bank and BNY Midwest Trust Company
               Exhibit 4.7 Collateral Series Supplement, dated as of August 21, 2001, between WFN Credit Company, LLC, World Financial Network National Bank and BNY Midwest Trust Company, including form of Collateral Certificate
               Exhibit 4.8 Receivables Purchase Agreement, dated August 1, 2001, between World Financial Network National
                            Bank and WFN Credit Company, LLC
               Exhibit 4.9 ISDA Master Agreement, dated August 21, 2001 between Morgan Guaranty Trust Company of New York and World Financial Network Credit Card Master
                            Note Trust
               Exhibit 4.10 Schedule A to ISDA Master Agreement, dated
                            August 21, 2001 between Morgan Guaranty Trust Company of New York and World Financial Network Credit Card Master Note Trust
               Exhibit 4.11 Class A Confirmation for U.S. Dollar Interest
                            Rate Swap Transaction under 2001 Master
                            Agreement, dated August 21, 2001 between Morgan Guaranty Trust

                            Company of New York and World Financial Network Credit Card Master Note Trust
               Exhibit 4.12 Class B Confirmation for U.S. Dollar Interest Rate
                            Swap Transaction under 2001 Master Agreement, dated August 21, 2001 between Morgan Guaranty Trust Company of New York and World Financial Network Credit Card Master Note Trust
               Exhibit 4.13 Class C Confirmation for U.S. Dollar Interest Rate
                            Swap Transaction under 2001 Master Agreement, dated August 21, 2001 between Morgan Guaranty Trust Company of New York and World Financial Network Credit Card Master Note Trust

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    WFN CREDIT COMPANY, LLC
                                       (Co-Registrant)




Dated: August 31, 2001              By:     /s/ Robert Armiak
                                       -----------------------------------------
                                            Name: Robert Armiak
                                            Title: Vice President and Treasurer


                                    WORLD FINANCIAL NETWORK CREDIT
                                    CARD MASTER TRUST
                                      (Co-Registrant)

                                    By: WORLD FINANCIAL NETWORK NATIONAL BANK,
                                            as servicer




Dated: August 31, 2001              By:     /s/ Robert Armiak
                                       -----------------------------------------
                                            Name: Robert Armiak
                                            Title: Vice President and Treasurer